EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     This  certification  is  provided  pursuant  to  Section  906  of  the
Sarbanes-Oxley  Act  of  2002,  18  U.S.C.   1350, and accompanies the quarterly
report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of SEMCO Energy, Inc. (the "Issuer").

     I, John E. Schneider, Senior Vice President and Chief Financial Officer of the Issuer, certify that:

(i)     The  Form  10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Dated:  November  13,  2002

                                        /s/John E. Schneider
                                        ----------------------------------------
                                        John E. Schneider
                                        Senior  Vice  President  and
                                        Chief  Financial  Officer,
                                        SEMCO  Energy,  Inc.












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